UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2014

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202-206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On April 28, 2014, Senesco Technologies, Inc. issued a press release announcing the Presentation on the Effectiveness of eIF5A in Inhibiting Tumor Progression in Liver Cancer Models at the 17th Annual Meeting of American Society of Gene & Cell Therapy

The conference will be held May 21-24, 2014 at the Marriott Wardman Park in Washington, DC. The presentation entitled “An eIF5A-based gene therapy nanoparticle induces apoptosis and inhibits hepatocellular carcinoma tumour progression in both xenograft and orthotopic models”, will be delivered at 12 noon on Saturday May 24 by Dr. Sarah Francis, who is a member of Senesco CSO John E. Thompson’s research laboratory at the University of Waterloo in Ontario, Canada. The abstract for the presentation may be viewed at http://www.abstracts2view.com/asgct/view.php?nu=ASGCT14L1_778.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1	Press Release of Senesco Technologies, Inc. dated April 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: May 1, 2014	By:	/s/ Leslie J. Browne, Ph.D.
	Name:	Leslie J. Browne, Ph.D.
	Title:	President and Chief Executive Officer